UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 24, 2005
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                                deltathree, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                    000-28063                       13-4006766
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           (Commission File Number)      (IRS Employer Identification No.)


          75 Broad Street, New York, NY                   10004
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    (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 500-4850
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


         (d) On July 24, 2005, the Board of Directors of deltathree, Inc. (the "company") appointed Benjamin Broder as a director of the company, to serve until the next annual meeting of the shareholders of the company and until his successor is duly elected and qualified. Presently, Mr. Broder is the Finance Director of Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd. ("Atarey"). Atarey beneficially owns approximately 41% of the company's issued and outstanding shares of common stock. It is expected that Mr. Broder will be appointed to the company's Compensation and Nominating Committees.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           deltathree, Inc.
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                                           (Registrant)



Date: July 27, 2005                        By:  /s/ Eugene Serban
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                                                Eugene Serban
                                                Corporate Counsel